SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

                           Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
[X] Definitive Information Statement

                             RIVER EXPLORATION, INC.
                             _______________________
                (Name of Registrant as Specified In Its Charter)

                PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

                             RIVER EXPLORATION, INC.

                                [LOGO GOES HERE]

                             112 NORTH CURRY STREET
                            CARSON CITY, NEVADA 89703

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about January 7, 2010 to the holders of record as of the close of business on January 7, 2010 of the common stock of River Exploration, Inc. ("River Exploration").

The Board of Directors of River Exploration and 1 stockholder holding an aggregate of 42,000,000shares of common stock issued and outstanding as of December 29, 2009, have approved and consented in writing to the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes ("NRS") and River Exploration's Articles of Incorporation and Bylaws to approve the action. Accordingly, the actions will not be submitted to the other stockholders of River Exploration for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including Regulation 14C.

                          ACTIONS BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDER

GENERAL

River Exploration will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. River Exploration will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of River Exploration's common stock.

River Exploration will deliver only one Information Statement to multiple security holders sharing an address unless River Exploration has received contrary instructions from one or more of the security holders. Upon written or oral request, River Exploration will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:
River Exploration, Inc., 112 North Curry Street, Carson City, Nevada 89703,
Attn: Andrew Aird, President. Mr. Aird may also be reached by telephone at (775) 321-8267.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to River Exploration's Bylaws and the Nevada Revised Statutes ("NRS"), a vote by the holders of at least a majority of River Exploration's outstanding capital stock is required to effect the action described herein. River Exploration's Articles of Incorporation does not authorize cumulative voting. As of the record date, River Exploration had 70,230,000 shares of common stock issued and outstanding. The voting power representing not less than 35,115,001 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 42,000,000shares of common stock, which represents approximately 59.8% of the issued and outstanding shares of River Exploration's common stock on such date. Pursuant to Chapter
78.320 of the NRS, the consenting stockholder voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated December 29, 2009. No consideration was paid for the consent. The consenting stockholder's name, affiliation with River Exploration, and his beneficial holdings are as follows:


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


                  BENEFICIAL HOLDER
NAME              AND AFFILIATION             SHARES BENEFICIALLY HELD           PERCENTAGE
_______________________________________________________________________________________________

Andrew Aird       President, Secretary,       42,000,000shares of common stock   59.8%
                  Treasurer and Director                                         (common stock)



INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 29, 2009, certain information regarding the ownership of River Exploration's capital stock by each director and executive officer of River Exploration, each person who is known to River Exploration to be a beneficial owner of more than 5% of any class of River Exploration's voting stock, and by all officers and directors of River Exploration as a group. Unless otherwise indicated below, to River Exploration's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of December 29, 2009 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 70,230,000 shares of common stock issued and outstanding on a fully diluted basis, as of December 29, 2009.


_____________________________________________________________________________________________________
NAME AND ADDRESS OF                     AMOUNT AND NATURE OF
BENEFICIAL OWNER (1)                    BENEFICIAL OWNERSHIP                     PERCENT OF CLASS (2)
_____________________________________________________________________________________________________

Andrew Aird
President, Chief Financial Officer,
Treasurer and Director                   42,000,000 shares of common stock        59.8%
_____________________________________________________________________________________________________

Ron McIntyre
Secretary                                               -0-                        -0-
_____________________________________________________________________________________________________

All officer and directors as a group
(1 person)                               42,000,000 shares of common stock        59.8%
_____________________________________________________________________________________________________


(1) Unless otherwise noted, the address of each person listed is c/o River Exploration, Inc., 112 North Curry Street, Carson City, Nevada 89703
(2) This table is based on 70,230,000 shares of common stock issued and outstanding on December 29, 2009.


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



                             EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our Chief Executive Officer and all other executive officers (collectively, the "Named Executive Officers") in the fiscal years ended November 30, 2009 and 2008:


SUMMARY COMPENSATION TABLE

___________________________________________________________________________________________________________________________________
                                                                      NON-EQUITY        NONQUALIFIED
    NAME AND                                    STOCK     OPTION    INCENTIVE PLAN        DEFERRED        ALL OTHER
    PRINCIPAL             SALARY     BONUS      AWARDS    AWARDS     COMPENSATION       COMPENSATION     COMPENSATION      TOTAL
    POSITION       YEAR     ($)       ($)       ($) *     ($) *          ($)                ($)              ($)            ($)
___________________________________________________________________________________________________________________________________

Andrew Aird;
President, Chief
Financial
Officer,
Treasurer and      2009       -0-      -0-          -0-      -0-               -0-                -0-              -0-        -0-
Director (1)       2008       -0-      -0-          -0-      -0-               -0-                -0-              -0-        -0-
___________________________________________________________________________________________________________________________________
                                        -0-


Ron McIntyre;      2009       -0-      -0-          -0-      -0-               -0-                -0-              -0-        -0-
Secretary (2)      2008       -0-      -0-          -0-      -0-               -0-                -0-              -0-        -0-
___________________________________________________________________________________________________________________________________


(1) Appointed President, Secretary, Treasurer and Director on November 8, 2006. Resigned as Secretary on March 25, 2009.
(2) Appointed Secretary March 25, 2009.

EMPLOYMENT AGREEMENTS

The Company has no employment agreements with Andrew Aird or Ron McIntyre.

OTHER COMPENSATION

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of November 30, 2009 provided for or contributed to by our company.

DIRECTOR COMPENSATION

The following table sets forth director compensation as of November 30, 2009:


                         FEES                                                   NONQUALIFIED
                        EARNED                               NON-EQUITY           DEFERRED
                       OR PAID     STOCK       OPTION      INCENTIVE PLAN       COMPENSATION        ALL OTHER
                       IN CASH     AWARDS      AWARDS       COMPENSATION          EARNINGS         COMPENSATION    TOTAL
NAME                     ($)         ($)        ($)             ($)                 ($)                ($)            ($)
___________________________________________________________________________________________________________________________


Andrew Aird (1)            -0-       -0-          -0-            -0-                 -0-                -0-            -0-
___________________________________________________________________________________________________________________________

(1) Appointed President, Secretary, Treasurer and Director on November 8, 2006.


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

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of November 30, 2009:





                                         OPTION AWARDS                                        STOCK AWARDS
__________________________________________________________________________________________________________________________________
                                                                                                                         EQUITY
                                                                                                                       INCENTIVE
                                                                                                            EQUITY    PLAN AWARDS:
                                                                                                          INCENTIVE     MARKET OR
                                                  EQUITY                            NUMBER     MARKET    PLAN AWARDS:    PAYOUT
                                                INCENTIVE                             OF       VALUE       NUMBER OF    VALUE OF
                                                  PLAN                              SHARES       OF        UNEARNED     UNEARNED
                                                 AWARDS:                           OR UNITS    SHARES       SHARES,      SHARES,
                NUMBER OF      NUMBER OF        NUMBER OF                            OF          OR        UNITS OR     UNITS OR
                SECURITIES     SECURITIES       SECURITIES                          STOCK     UNITS OF       OTHER        OTHER
                UNDERLYING     UNDERLYING       UNDERLYING                           THAT        STOCK       RIGHTS       RIGHTS
               UNEXERCISED    UNEXERCISED       UNEXERCISED   OPTION                 HAVE        THAT         THAT         THAT
                 OPTIONS        OPTIONS          UNEARNED    EXERCISE   OPTION       NOT       HAVE NOT     HAVE NOT     HAVE NOT
                   (#)            (#)             OPTIONS     PRICE    EXPIRATION   VESTED      VESTED       VESTED       VESTED
 NAME          EXERCISABLE   UNEXERCISABLE          (#)        ($)        DATE       (#)         ($)           (#)          ($)
__________________________________________________________________________________________________________________________________
Andrew Aird(1)     -0-            -0-               -0-        -0-         N/A       -0-         -0-           -0-          -0-

Ron
McIntyre(2)        -0-            -0-               -0-        -0-         N/A       -0-         -0-           -0-          -0-
__________________________________________________________________________________________________________________________________


SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS River Exploration has no equity compensation plans.

                                CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of River Exploration which may result in a change in control of River Exploration.

       NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of River Exploration's Board of Directors and the written consent of the consenting stockholder:

I. APPROVAL TO AMEND CERTIFICATE OF INCORPORATION TO EFFECT A CHANGE OF NAME OF THE COMPANY FROM "RIVER EXPLORATION, INC." TO "FRESH START PRIVATE HOLDINGS, INC."

On December 29, 2009 the Board of Directors and the consenting stockholder adopted and approved a resolution to effect an amendment to our Certificate of Incorporation to effect a change of our name from "River Exploration, Inc." to "Fresh Start Private Holdings, Inc." (the "Name Change"). Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Name Change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of River Exploration.

                      ADDITIONAL AND AVAILABLE INFORMATION

River Exploration is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC's website (www.sec.gov).

                       STATEMENT OF ADDITIONAL INFORMATION

River Exploration's Annual Report on Form 10-K, for the year ended November 30, 2008, and its Registration Statement on Form SB-2, filed on September 11, 2007, are incorporated herein by this reference.

River Exploration will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by River Exploration pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

                           COMPANY CONTACT INFORMATION

All inquiries regarding River Exploration should be addressed to Andrew Aird, President, at River Exploration's principal executive offices, at: River Exploration, Inc., 112 North Curry Street, Carson City, Nevada 89703, Attn:
Andrew Aird, President, telephone (775) 321-8267.



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